SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 14, 2002

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12771 (Commission File Number)	95-3630868 (I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

     In connection with the recent reestablishment of the stock price at $28.90 and rescheduling of the limited market trade to August 16, 2002, Science Applications International Corporation (“SAIC”) prepared a set of frequently asked questions addressing various aspects and impacts of these developments. A copy of the frequently asked questions is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1      Frequently Asked Questions

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: August 14, 2002	By	/s/ DOUGLAS E. SCOTT

	Its:	Douglas E. Scott Senior Vice President and General Counsel

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